UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2010

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.Submission of Matters to a Vote of Security Holders.

On November 16, 2010, The First Marblehead Corporation (the “Corporation”) held its 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”).  A total of 92,775,355 shares of common stock were present or represented by proxy at the 2010 Annual Meeting, representing 92.02% of the issued and outstanding shares entitled to vote at the meeting.

On November 16, 2010, the independent inspector of elections for the 2010 Annual Meeting delivered its final results, which reported that the nine nominees listed below were elected to the Corporation’s Board of Directors and KPMG LLP was ratified as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2011.

Proposal One — Election of Directors.  On the recommendation of the Corporation’s nominating and corporate governance committee, the Corporation’s Board of Directors nominated Nancy Y. Bekavac, William R. Berkley, Dort A. Cameron III, Henry Cornell, George G. Daly, Peter S. Drotch, Thomas P. Eddy, William D. Hansen and Daniel Meyers for election as directors, each with terms to expire at the Corporation’s next annual meeting of stockholders. The final results were as follows:

Board of Directors Nominees	For	Withheld	Broker Non-Votes

Nancy Y. Bekavac	68,360,671	417,610	23,997,074
William R. Berkley	52,477,562	16,300,719	23,997,074
Dort A. Cameron III	52,094,493	16,683,788	23,997,074
Henry Cornell	67,627,705	1,150,576	23,997,074
George G. Daly	59,499,071	9,279,210	23,997,074
Peter S. Drotch	68,369,491	408,790	23,997,074
Thomas P. Eddy	67,530,671	1,247,610	23,997,074
William D. Hansen	59,500,776	9,277,505	23,997,074
Daniel Meyers	65,048,780	3,729,501	23,997,074

Proposal Two — Ratification of Appointment of Independent Registered Public Accounting Firm. The Corporation’s audit committee, consisting of independent members of its Board of Directors, had appointed the firm of KPMG LLP to serve as its independent registered public accounting firm for the fiscal year ending June 30, 2011. KPMG LLP has been the Corporation’s independent registered public accounting firm since its inception in 1991. Although stockholder approval of the appointment of KPMG LLP is not required by the Corporation’s by-laws or other applicable legal requirements, the Corporation believes that it is advisable to give stockholders an opportunity to ratify this appointment. The final results were as follows:

For	Against	Abstain	Broker Non-Votes
92,145,671	582,296	47,388	0

For more information on the 2010 Annual Meeting and the foregoing proposals, see the Corporation’s proxy statement dated September 29, 2010 and which was filed with the Securities and Exchange Commission on October 5, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: November 19, 2010	By:	/s/ Kenneth Klipper
Kenneth Klipper

Managing Director, Chief Financial Officer, Treasurer and Chief Accounting Officer